New England Zenith Fund is incorporating by reference seventeen new or amended Registrant contracts pursuant to NSAR Sub-Item 77Q1 (e).

First, Amended and Restated Agreement and Declaration of Trust dated October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No.29 (file No. 2-83538).

Second, Amendment No. 1 to Declaration of Trust dated February 1,
20001 is incorporated herein by reference to Post Effective Amendment No.30 (file No. 2-83538).

Third, Interim Advisory and Subadvisory Agreement by and between the Fund on behalf of its Capital Growth Series and Capital Growth
Management LP eah dated October 30, 2000 and each incorporated herein By reference to Post -Effective Amendment No. 3 on February 16, 2001.

Fourth, Sub-Advisory Agreement for the Harris Oakmark Mid Cap Value Series between NEIM and Harris Associates L.P. dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment
 No.30 (file No. 2-83538)

Fifth, Sub-Advisory Agreement for the Loomis Sayles Small Cap
Series between NEIM and Loomis, Sayles & Company, LP dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538)

Sixth, Sub-Advisory Agreement for the Westpeak Growth and Income
Series between NEIM and Westpeak Investment Advisors, L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Seventh, Sub-Advisory Agreement for the Westpeak Stock Index
Series between NEIM and Westpeak Investment Advisors, L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Eighth, Sub-Advisory Agreement for the Back Bay Advisors Managed
Series between NEIM and Back Bay Advisors, L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Ninth, Sub-Advisory Agreement for the Back Bay Advisors Bond
Income Series between NEIM and Back Bay Advisors, L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Tenth, Sub-Advisory Agreement for the Back Bay Advisors Money
Market Series between NEIM and Back Bay Advisors, L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Eleventh, Interim Sub-Advisory Agreement for Harris Oakmark Mid
Cap Value Series between NEIM and Harris Associates L.P. dated as of October 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 30 (file No. 2-83538).

Twelfth, Interim Sub-Advisory Agreement for the Loomis Sayles Small Cap Series between NEIM and Loomis, Sayles & Company, LP dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Thirteenth, Interim Sub-Advisory Agreement for the Westpeak Growth and Income Series between NEIM and Westpeak Investment Advisors,
L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Fourteenth, Interim Sub-Advisory Agreement for the Westpeak Stock
Index Series between NEIM and Westpeak Investment Advisors,
L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Fifteenth, Interim Sub-Advisory Agreement for the Back Bay Advisors Managed Series between NEIM and Back Bay Advisors, L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Sixteenth, Interim Sub-Advisory Agreement for the Back Bay Advisors Bond Income Series between NEIM and Back Bay Advisors, L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).

Seventeenth, Interim Sub-Advisory Agreement for the Back Bay Advisors Money Market Series between NEIM and Back Bay Advisors, L.P. dated as of October 30,2000 is incorporated herein by reference to Post-Effective Amendment No.30 (file No. 2-83538).